As filed with the Securities and Exchange Commission on July 23, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21650

ASA GOLD AND PRECIOUS METALS LIMITED
Three Canal Plaza, Suite 600
Portland, ME  04101

Karen Shaw, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1 – May 31

ITEM 1. REPORT TO STOCKHOLDERS.

Semi-Annual Report and Financial Statements

May 31, 2020

(Unaudited)

A Closed-End Fund

Specializing in Gold and Other

Precious Metals Investments

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Company's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company's website www.asaltd.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-432-3378 or by sending an e-mail request to info@asaltd.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Company, you can call 1-800-432-3378 or send an email request to info@asaltd.com to inform the Company that you wish to continue receiving paper copies of your shareholder reports.

ASA Gold and Precious Metals Limited

Semi-Annual Report and Financial Statements (Unaudited)

May 31, 2020

Table of Contents

Letter to Shareholders	2
Forward-looking statements	4
Performance returns	5
Certain investment policies and restrictions	6
Report of Independent Registered Public Accounting Firm	6
Schedule of investments	7
Statement of assets and liabilities	10
Statement of operations	11
Statements of changes in net assets	12
Notes to financial statements	13
Financial highlights	18
Certain tax information for U.S. shareholders	19
Dividend reinvestment and stock purchase plan	19
Privacy notice	20
Results of the proposals presented at the annual general meeting of shareholders	20
Form N-PX/proxy voting	20
Form N-PORT/portfolio holdings	20
Common shares repurchased	20

Dear Shareholder,

During the six-month fiscal period ended May 31, 2020, the gold price increased 18.2%, underperforming many gold mining equities, yet the gold equities did not perform as well as might be anticipated in such a strong gold tape. In what was one of the most turbulent markets we have seen in memory, the global pandemic and resulting economic downturn caused havoc in even the gold market. While many investors would expect the safe haven of gold to be a source of support in such a time, gold and gold equities sold off due to global liquidity concerns across all asset classes with investors selling even what we consider strong assets. While the atmosphere leading into the pandemic was very supportive of gold, we believe the environment got only stronger with global uncertainty combined with coordinated global stimulus packages by most countries. Gold rallied from the lows of March, stabilizing around the $1,700/ oz level for the final two months of the quarter.

ASA Gold and Precious Metals Limited (“ASA” or the “Company”) reported a net asset value (“NAV”) of $18.88 per share on May 31, 2020, for a six-month total return of positive 27.5% versus a total return of positive 28.1% for the NYSE Arca Gold Miners Index (the “GDMNTR”).1

The ASA share price closed at $15.30, a total return of positive 25.5% for the six-month period ending May 31, 2020. The discount at which ASA’s shares traded in the market ended the first half of fiscal 2020 at 19.0%, an increase from 17.7% at the beginning of the fiscal year. During this period, the discount averaged 15.6%, ranging between 10.3% and 19.7%.

During the last six months, ASA distributed $0.01 per share to shareholders, the same amount as the last six months of fiscal 2019.

Portfolio Performance and Changes

As described in the previous two shareholder letters written since Merk Investments began managing the ASA portfolio in April 2019, we continue to believe we are in a very supportive gold environment in which the gold equities should perform quite well. Prior to the sell-off this March, the portfolio NAV and the share price were performing in line or better than the indices.

[1]	ASA’s old benchmark, the FTSE Gold Mines Total Return Index, had a positive return of 31.2% during the period.

Into the sell-off, the Fund underperformed as the smaller names in the portfolio sold off more than the larger cap names. The large cap producers led the way out of the bottom, which caused the large cap heavy indices to outperform, but the rally broadened as the smaller companies started to participate. Merk retained most positions and added some along the way up which helped the fund catch up relative to the indices. Post quarter end, we continued to see the rally and the fund participated accordingly.

As you can see in the schedule of investments in the semi-annual report, there have been numerous changes to the portfolio over the last thirteen months since Merk has managed the fund. The top ten holdings and company type have changed as follows:

TOP 10 POSITIONS

March 31, 2019		May 31, 2020
Barrick Gold Corp.	13.8%	Agnico Eagle Mines, Ltd.	7.0%
Agnico Eagle Mines, Ltd.	8.6%	AngloGold Ashanti, Ltd.	6.0%
Newcrest Mining, Ltd.	8.2%	Barrick Gold Corp.	5.9%
Newmont Mining Corp.	7.9%	Orla Mining, Ltd.	5.4%
Compañia de Minas Buenaventura SAA – ADR	5.3%	B2Gold Corp.	3.8%
Franco-Nevada Corp.	5.3%	Endeavour Mining Corp.	3.6%
AngloGold Ashanti, Ltd.	5.2%	Northern Star Resources	3.6%
Royal Gold, Inc.	4.8%	Alamos Gold, Inc.	3.6%
Goldcorp, Inc.	4.7%	Alacer Gold Corp.	3.4%
Alacer Gold Corp.	3.0%	SSR Mining, Inc.	3.2%

TYPE

March 31, 2019		May 31, 2020
Mining Companies	75.1%	Mining Companies	71.6%
Development Companies	12.8%	Exploration Companies	16.2%
Royalty Companies	10.1%	Development Companies	9.9%
Net Liquid Assets	2.0%	Royalty Companies	2.1%
Exploration Companies	0.0%	Net Liquid Assets	0.1%

As Merk continues to prefer companies with direct exposure to the commodity, the portfolio has significantly shifted away from the large cap producers and royalty companies and into the smaller producers and most significantly, the explorers. The larger companies have completed the rationalization of their portfolios, cut costs and begun to focus on reserve replenishment and production growth. The lack of investment in exploration and lack of exploration success may well move the larger companies to invest in or acquire smaller companies that have been focused on the drill bit. We believe our portfolio is well positioned to take advantage of this stage in the gold cycle.

In ASA’s most recent annual report, we elaborated on numerous initiatives we have undertaken in an effort to reduce the discount over time; these include increased communication through webinars; to invite investor to reach out to us with any questions they may have on the portfolio; to publishing ASA’s holdings monthly; or initiating a Google campaign last year. One item we mentioned was that good performance may, at least in part, be to “blame” for an elevated discount. In this context, it is noteworthy that ASA’s share price traded at its lowest discount in years when the prices fell sharply in March; the discount then expanded as ASA’s dynamic portfolio has excelled during the subsequent upswing. As such, please help us spread the word that today’s ASA has a far more dynamic portfolio. Should the positive environment for gold continue there may be significant potential; as an example, consider the warrants issues by exploration companies ASA holds; should these warrants be “in the money”, i.e. should the market price of the miners be above the strike price of the warrants, they have the potential to add outsized gains to the portfolio. Whereas any one of these positions is small, in aggregate, they influence portfolio dynamics. Investments in explorers can be speculative; indeed, the reason we invest smaller amounts in several of them is to mitigate the risk (and indeed likelihood) that some of them will fail. Also, some of you may appreciate that through your investment in ASA, you support the funding of exploration in the industry.

We appreciate the support of the Board and our shareholders. For investors wishing for more information on ASA Gold and Precious Metals Limited, we encourage you to visit the Company’s website (www.asaltd.com) or to call the Company directly at (800) 432-3378.

Peter Maletis, Portfolio Manager	Axel Merk, Chief Investment Officer
Merk Investments LLC	Merk Investments LLC
May 2020

Forward-Looking Statements

This shareholder letter includes forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The Company’s actual performance or results may differ from its beliefs, expectations, estimates, goals and projections, and consequently, investors should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and generally can be identified by words such as “believe,” “anticipate,” “estimate,” “expect,” “intend,” “should,” “may,” “will,” “seek,” or similar expressions or their negative forms, or by references to strategy, plans, goals or intentions. The absence of these words or references does not mean that the statements are not forward-looking. The Company’s performance or results can fluctuate from month to month depending on a variety of factors, a number of which are beyond the Company’s control and/or are difficult to predict, including without limitation: the Company’s investment decisions, the performance of the securities in its investment portfolio, economic, political, market and financial factors, and the prices of gold, platinum and other precious minerals that may fluctuate substantially over short periods of time. The Company may or may not revise, correct or update the forward-looking statements as a result of new information, future events or otherwise.

The Company concentrates its investments in the gold and precious minerals sector. This sector may be more volatile than other industries and may be affected by movements in commodity prices triggered by international monetary and political developments. The Company is a non-diversified fund and, as such, may invest in fewer investments than that of a diversified portfolio. The Company may invest in smaller-sized companies that may be more volatile and less liquid than larger more established companies. Investments in foreign securities, especially those in the emerging markets, may involve increased risk as well as exposure to currency fluctuations. Shares of closed-end funds frequently trade at a discount to net asset value. All performance information reflects past performance and is presented on a total return basis. Past performance is no guarantee of future results. Current performance may differ from the performance shown.

This shareholder letter does not constitute an offer to sell or solicitation of an offer to buy any securities.

Performance Returns (Unaudited)

Average Annual Total Returns

For the periods ended May 31, 2020	1 Year	3 Year	5 Year	10 Year
ASA Gold and Precious Metals - NAV	60.78%	12.14%	10.19%	-3.44%
ASA Gold and Precious Metals - Share Price	54.77%	9.07%	7.80%	-4.39%
FTSE Gold Mines Index(1)	64.83%	16.10%	14.73%	-2.34%
NYSE ARCA Gold Miners Index (NTR)(1)	61.30%	15.97%	12.99%	-2.55%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.asaltd.com/investor-information/factsheets.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Company distributions or on the sale of the Company’s common shares.

The investment return and market price will fluctuate and the Company’s common shares may trade at prices above or below NAV. The Company’s common shares, when sold, may be worth more or less than their original cost.

(1)	The FTSE Gold Mines Total Return Index (“FTSE Gold Index”) encompasses gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. Please note that the Index is unmanaged, and does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and one cannot invest directly in the Index. The NYSE Arca Gold Miners Index (the “Index”) is a net total return modified capitalization weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. The Company does not attempt to replicate the FTSE Gold Index or the Index. The FTSE Gold Index and Index do not necessarily reflect investments in other precious metals companies (e.g., silver, platinum, and diamonds) in which the Company may invest. Data about the performance of the FTSE Gold Index and Index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the FTSE Gold Index or Index and generally does not invest in all securities included in the FTSE Gold Index or Index.

For more complete information about the Company, please call us directly at 1-800-432-3378, or visit the Company’s website at www.asaltd.com.

Certain Investment Policies and Restrictions

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The concentration of investments in a particular industry or group of industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment. If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The percentage of voting securities of any one issuer that the company may acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of ASA Gold and Precious Metals Limited

Results of Interim Financial Information

We have reviewed the statement of assets and liabilities of ASA Gold and Precious Metals Limited (the “Company”), including the schedule of investments, as of May 31, 2020, and the related statement of operations for the six month period ended May 31, 2020, the statement of changes in net assets for the six month period ended May 31, 2020, the financial highlights for the six month period ended May 31, 2020, and the related notes (collectively referred to as the interim financial statements). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets for the year ended November 30, 2019 and the financial highlights for each year in the five year period ended November 30, 2019; and in our report dated January 23, 2020, we expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Review Results

These interim financial statements are the responsibility of the Company’s management. We conducted our review in accordance with the standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 10, 2020

Schedule of Investments (Unaudited)

May 31, 2020

Name of Company	Shares	Value	% of Net Assets
Common Shares
Gold mining, exploration, development and royalty companies
Australia
Bellevue Gold, Ltd. (1)	7,666,667	$4,343,683	1.2%
Dacian Gold, Ltd. (1)	13,842,639	4,013,662	1.1
Emerald Resources NL (1)	17,125,000	5,193,673	1.4
Northern Star Resources, Ltd.	1,333,333	13,153,246	3.6
Pantoro, Ltd. (1)	16,000,000	2,239,607	0.6
Perseus Mining, Ltd. (1)	11,000,000	9,495,002	2.6
Prodigy Gold NL (1)	38,750,000	1,317,269	0.4
Resolute Mining, Ltd.	4,800,000	3,647,360	1.0
Westgold Resources, Ltd. (1)	3,000,000	4,679,180	1.3
		48,082,682	13.2
Canada
Adventus Mining Corp. (1)	3,598,000	2,273,494	0.6
Agnico Eagle Mines, Ltd.	400,000	25,600,000	7.0
Alacer Gold Corp. (1)	2,000,000	12,463,231	3.4
Alamos Gold, Inc.	1,600,000	12,960,000	3.6
B2Gold Corp.	2,500,000	13,781,458	3.8
Barrick Gold Corp.	900,000	21,600,000	5.9
Calibre Mining Corp. (1)	11,083,000	11,108,356	3.1
Centerra Gold, Inc.	875,000	8,878,055	2.4
Corvus Gold, Inc. (1)	2,000,000	4,851,654	1.3
GoGold Resources, Inc. (1)	1,904,760	1,231,243	0.3
Golden Star Resources, Ltd. (1)	1,850,000	5,457,500	1.5
HighGold Mining, Inc. (1)	1,600,000	1,801,213	0.5
Integra Resources Corp. (1)	4,955,814	4,931,158	1.4
Integra Resources Corp. (1)(2)	1,744,186	1,735,509	0.5
K92 Mining, Inc. (1)	1,725,000	5,136,725	1.4
Kirkland Lake Gold, Ltd.	195,435	7,530,106	2.1
Liberty Gold Corp. (1)	9,256,000	9,243,563	2.5
Marathon Gold Corp. (1)	3,501,700	4,145,529	1.1
Maverix Metals, Inc.	1,500,000	6,896,176	1.9
Mawson Resources, Ltd. (1)	8,600,000	2,373,534	0.7
Orla Mining, Ltd. (1)	7,900,000	19,795,184	5.5
Osino Resources Corp. (1)	2,000,000	1,641,428	0.5
Probe Metals, Inc. (1)	4,725,000	4,289,683	1.2
Pure Gold Mining, Inc. (1)	3,000,000	2,810,764	0.8
Roscan Gold Corp. (1)	6,125,000	1,868,395	0.5
Roxgold, Inc. (1)	7,200,000	6,641,246	1.8
SEMAFO, Inc. (1)	1,750,000	6,024,621	1.7
SilverCrest Metals, Inc. (1)(2)	250,000	2,233,359	0.6
Skeena Resources, Ltd. (1)	2,666,667	2,304,778	0.6
SSR Mining, Inc. (1)	600,000	11,538,000	3.2
Teranga Gold Corp. (1)	405,000	3,182,700	0.9
Torex Gold Resources, Inc. (1)	460,000	6,347,823	1.7
		232,676,485	64.0
Cayman Islands
Endeavour Mining Corp. (1)	550,000	13,254,167	3.6
South Africa
AngloGold Ashanti, Ltd.	898,420	21,728,537	6.0
Gold Fields, Ltd.	1,029,577	8,042,104	2.2
Gold Fields, Ltd. ADR	670,423	5,175,666	1.4

The notes to financial statements form an integral part of these statements.	7

Schedule of Investments (Unaudited) (continued)

May 31, 2020

Name of Company	Shares	Value	% of Net Assets
Common Shares (continued)
Gold mining, exploration, development and royalty companies (continued)
South Africa (continued)
Sibanye Stillwater, Ltd. (1)	1,092,174	$2,014,225	0.6%
		36,960,532	10.2
United States
Newmont Corp.	100,000	5,847,000	1.6
Total gold mining, exploration, development and royalty companies (Cost $191,077,942)		336,820,866	92.6
Diversified metals mining, exploration, development and royalty companies
Australia
Auteco Minerals, Ltd. (1)	60,000,000	2,159,621	0.6
Castile Resources, Ltd. (1)	12,500,000	999,825	0.3
		3,159,446	0.9
Canada
Americas Gold & Silver Corp. (1)(2)	1,071,400	2,645,720	0.7
Americas Gold & Silver Corp. (1)	1,975,000	4,898,000	1.3
Benchmark Metals, Inc. (1)	10,000,000	2,542,034	0.7
Discovery Metals Corp. (1)	7,353,534	3,952,221	1.1
Gatling Exploration, Inc. (1)	4,000,000	798,925	0.2
		14,836,900	4.0
United Kingdom
Adriatic Metals PLC (1)	2,500,000	2,332,924	0.6
Total diversified metals mining, exploration, development and royalty companies (Cost $16,568,748)		20,329,270	5.5
Silver mining, exploration, development and royalty companies
Canada
MAG Silver Corp. (1)	325,000	4,052,750	1.1
Total silver mining, exploration, development and royalty companies (Cost $2,541,687)		4,052,750	1.1
Total common shares (Cost $210,188,377)		361,202,886	99.2
Rights
Silver mining, exploration, development and royalty companies
Pan American Silver Corp. (Expiration Date 2/22/29) (1)(3)	393,200	171,775	0.0
Total rights (Cost $136,720)		171,775	0.0
Warrants
Diversified metals mining, exploration, development and royalty companies
Canada
Benchmark Metals, Inc. (Exercise Price $0.40, Expiration Date 12/18/21) (1)(3)	5,000,000	72,630	0.0
Discovery Metals Corp. (Exercise Price $0.77, Expiration Date 5/18/22) (1)(3)	1,454,545	52,822	0.0
Dundee Precious Metals, Inc. (Exercise Price $8.00, Expiration Date 5/7/21) (1)(3)	70,000	33,555	0.0
Total diversified metals mining, exploration, development and royalty companies (Cost $92,823)		159,007	0.0

8	The notes to financial statements form an integral part of these statements.

Schedule of Investments (Unaudited) (continued)

May 31, 2020

Name of Company	Shares	Value	% of Net Assets
Warrants (continued)
Gold mining, exploration, development and royalty companies
Canada
Bonterra Resources, Inc. (Exercise Price $3.10, Expiration Date 8/20/21) (1)(3)	300,000	$4,358	0.0%
GoGold Resources, Inc. (Exercise Price $0.85, Expiration Date 2/25/22) (1)(3)	952,380	131,425	0.1
Liberty Gold Corp. (Exercise Price $0.60, Expiration Date 10/2/21) (1)(3)	826,000	425,943	0.1
Marathon Gold Corp. (Exercise Price $1.32, Expiration Date 9/30/21) (1)(3)	837,500	212,895	0.1
Marathon Gold Corp. (Exercise Price $1.50, Expiration Date 5/26/21) (1)(3)	700,000	101,681	0.0
Maverix Metals, Inc. (Exercise Price $1.65, Expiration Date 12/23/21) (1)(3)	250,000	720,848	0.2
Mawson Resources, Ltd. (Exercise Price $0.45, Expiration Date 5/20/22) (1)(3)	4,300,000	124,923	0.0
Osino Resources Corp. (Exercise Price $1.05, Expiration Date 1/30/22) (1)(3)	1,000,000	94,418	0.0
Probe Metals, Inc. (Exercise Price $1.30, Expiration Date 12/10/21) (1)(3)	2,362,500	531,921	0.2
Pure Gold Mining, Inc. (Exercise Price $0.85, Expiration Date 7/18/22) (1)(3)	1,500,000	337,727	0.1
Total gold mining, exploration, development and royalty companies (Cost $1,819,968)		2,686,139	0.8
Total warrants (Cost $1,912,791)		$2,845,146	0.8
Investments, at value (Cost $212,237,888)		364,219,807	100.0
Cash, receivables and other assets less other liabilities		(91,446)	(0.0)
Net assets		$364,128,361	100.0%

ADR      American Depositary Receipt

PLC       Public Limited Company

(1)	Non-income producing security.
(2)	Restricted security.
(3)	Security fair valued in accordance with procedures adopted by the Board of Directors. At the period end, the value of these securities amounted to $3,016,921 or 0.8% of net assets.

The notes to financial statements form an integral part of these statements.	9

Statement of Assets and Liabilities (Unaudited)

May 31, 2020

Assets
Investments, at value (Cost $212,237,888)	$364,219,807
Cash and cash equivalents	482,861
Foreign currency (Cost $33)	33
Dividends receivable, net of withholding taxes payable	193,093
Other assets	63,032
Total assets	$364,958,826

Liabilities
Accrued affiliate expenses	$237,021
Liability for retirement benefits due to retired directors	388,138
Directors’ expenses	2,500
Other expenses	202,806
Total liabilities	$830,465
Net assets	$364,128,361

Common shares $1 par value
Authorized: 40,000,000 shares
Issued and Outstanding: 19,289,905 shares	$19,289,905
Share premium (capital surplus)	1,372,500
Distributable earnings	343,465,956
Net assets	$364,128,361
Net asset value per share	$18.88

The closing price of the Company’s shares on the New York Stock Exchange was $15.30 on May 31, 2020.

10	The notes to financial statements form an integral part of these statements.

Statement of Operations (Unaudited)

For the six months ended May 31, 2020

Investment income
Dividend income (net of withholding taxes of $196,533)	$612,613
Income from affiliate (Note 5)	46,743
Total investment income	659,356

Expenses
Lease property expense (Note 10)	112,885
Investment adviser fees	1,052,140
Fund services fees	84,485
Compliance services fees	40,964
Transfer agent fees	19,717
Custodian fees	37,795
Directors’ fees and expenses	73,024
Retired directors’ fees	37,500
Insurance	65,093
Legal fees	51,118
Audit fees	17,500
Professional fees – other	1,000
Shareholder reports and proxy expenses	47,352
Dues and listing fees	12,500
Other expenses	97,270
Total expenses	1,750,343
Change in retirement benefits due to directors	(23,211)
Sublease revenue (Note 10)	(33,926)
Net expenses	1,693,206
Net investment loss	(1,033,850)

Net realized and unrealized gain (loss) from investments and foreign currency transactions
Proceeds from sales	43,932,938
Cost of securities sold	34,261,117
Net realized gain from investments	9,671,821
Net realized loss from foreign currency transactions Investments	(146,767)
Net realized loss from foreign currency transactions	(146,767)
Net change in unrealized appreciation on investments
Balance, beginning of period	82,044,496
Balance, end of period	151,981,919
Net change in unrealized appreciation on investments	69,937,423
Net unrealized gain on translation of assets and liabilities in foreign currency	13,413
Net realized and unrealized gain from investments and foreign currency transactions	79,475,890
Net increase in net assets resulting from operations	$78,442,040

The notes to financial statements form an integral part of these statements.	11

Statements of Changes in Net Assets

	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
Net investment loss	$(1,033,850)	$(1,111,296)
Net realized gain	9,671,821	1,623,669
Net realized loss from foreign currency transactions	(146,767)	(1,143,899)
Net change in unrealized appreciation (depreciation) on investments	69,937,423	92,071,910
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	13,413	(9,365)
Net increase (decrease) in net assets resulting from operations	78,442,040	91,431,019
Dividends paid/payable	(192,899)	(385,798)
Net increase in net assets	78,249,141	91,045,221
Net assets, beginning of period	285,879,220	194,833,999
Net assets, end of period	$364,128,361	$285,879,220

12	The notes to financial statements form an integral part of these statements.

Notes to Financial Statements

Six months ended May 31, 2020

1. Organization

ASA Gold and Precious Metals Limited (the “Company”) is a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as an exempted limited liability company under the laws of Bermuda.

2. Investment objective and strategy

The Company is a non-diversified, closed-end fund that seeks long-term capital appreciation primarily through investing in companies engaged in the exploration for, development of projects or mining of precious metals and minerals. The Company is managed by Merk Investments LLC (the “Adviser”).

It is a fundamental policy of the Company that at least 80% of its total assets must be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion.

The Company employs bottom-up fundamental analysis and relies on detailed primary research including meetings with company executives, site visits to key operating assets, and proprietary financial analysis in making its investment decisions.

3. Summary of significant accounting policies

The following is a summary of the significant accounting policies:

A. Security valuation

The net asset value of the Company generally is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the date for which the valuation is being made (the “Valuation Time”). Portfolio securities listed on U.S. and foreign stock exchanges generally are valued at the last reported sale price as of the Valuation Time on the exchange on which the securities are primarily traded, or the last reported bid price if a sale price is not available. Securities traded over the counter are valued at the last reported sale price or the last reported bid price if a sale price is not available. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures approved by, the Company’s Board of Directors. If a security is valued at a “fair value,” that value may be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

The difference between cost and market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

B. Restricted securities

At May 31, 2020, the Company held investments in restricted securities of 1.82% of net assets valued in accordance with procedures approved by the Company’s Board of Directors as follows:

Shares	Cost	Issuer	Value per Unit	Value	Acquisition Date
1,071,400	$2,142,800	Americas Gold & Silver Corp.	$2.470	$2,645,720	5/7/20
1,744,186	1,131,222	Integra Resources Corp.	0.995	1,735,509	11/26/19
250,000	1,105,735	SilverCrest Metals, Inc.	8.933	2,233,359	8/15/19

Notes to Financial Statements (continued)

Six months ended May 31, 2020

3. Summary of significant accounting policies (continued)

C. Fair value measurement

In accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), fair value is defined as the price that the Company would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Company’s investments. The inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for identical instruments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –	Unobservable inputs for the assets or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2020 in valuing the Company’s investments at fair value:

Investment in Securities (1)

Measurements at May 31, 2020

	Level 1	Level 2	Level 3	Total
Common Shares
Gold mining, exploration, development and royalty companies	$336,820,866	$–	$–	$336,820,866
Diversified metals mining, exploration, development and royalty companies	20,329,270	–	–	20,329,270
Silver mining, exploration and development and royalty companies	4,052,750	–	–	4,052,750
Rights
Silver mining, exploration and development companies	–	–	171,775	171,775
Warrants
Diversified metals mining, exploration, development and royalty companies	–	–	159,007	159,007
Gold mining, exploration, development and royalty companies	–	–	2,686,139	2,686,139
Total Investments	$361,202,886	$–	$3,016,921	$364,219,807

(1)	See schedule of investments for country classifications.

Notes to Financial Statements (continued)

Six months ended May 31, 2020

3. Summary of significant accounting policies (continued)

C. Fair value measurement (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Rights	Warrants
Balance November 30, 2019	$112,855	$858,052
Purchases	-	1,006,250
Net change in unrealized appreciation (depreciation)	58,920	980,844
Balance May 31, 2020	$171,775	$2,845,146
Net change in unrealized appreciation (depreciation) from investments held as of May 31, 2020*	$58,920	$980,844

*	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Level 3 investments for the Company represented 0.83% of net assets and did not warrant a disclosure of significant unobservable inputs.

D. Cash and Cash Equivalents

The Company considers all money market funds and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The majority of the Company’s cash and cash equivalents at May 31, 2020 consisted of a money market fund, Federated U.S. Treasury Cash Reserve Fund, Institutional Shares.

E. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange reported by independent data providers. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The portion of the results arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. The resulting net foreign currency gain or loss is included on the Statements of Operations. Realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, fluctuation in exchange rates between the initial purchase date and subsequent sale date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

F. Securities Transactions and Investment Income

During the six months ended May 31, 2020, sales and purchases of portfolio securities (other than temporary short-term investments) amounted to $43,932,938 and $48,089,554, respectively.

Dividend income is recorded on the ex-dividend date, net of withholding taxes or ADR fees, if any. Interest income is recognized on the accrual basis.

G. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The reporting for financial statement purposes of dividends paid from net investment income and/or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes, primarily because of the separate line item reporting for financial statement purposes of foreign exchange gains or losses.

H. Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. It is management’s opinion that all adjustments necessary for a fair statement of the results of the interim periods presented have been made. All adjustments are of a normal recurring nature.

Notes to Financial Statements (continued)

Six months ended May 31, 2020

3. Summary of significant accounting policies (continued)

I. Basis of Presentation

The financial statements are presented in U.S. dollars. The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, Topic 946 “Financial Services - Investment Companies”.

J. Income Taxes

In accordance with U.S. GAAP requirements regarding accounting for uncertainties on income taxes, management has analyzed the Company’s tax positions taken on federal and state income tax returns, as applicable, for all open tax years (2016-2019). As of May 31, 2020, the Company has not recorded any unrecognized tax benefits. The Company’s policy, if it had unrecognized benefits, is to recognize accrued interest and penalties in operating expenses.

4. Tax status of the Company

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes and is not subject to Bermuda tax as an exempted limited liability company organized under the laws of Bermuda. Nor is the Company generally subject to U.S. federal income tax, since it is a non-U.S. corporation whose only business activity in the United States is trading in stocks or securities for its own account; under the U.S. federal tax law that activity does not constitute engaging in the conduct of a trade or business within the United States, even if its principal office is located therein. As a result, its gross income is not subject to U.S. federal income tax, though certain types of income it earns from U.S. sources (such as dividends of U.S. payors) are subject to U.S. federal withholding tax.

5. Fees and Expenses and Other Transactions with Affiliates

Investment Adviser –Merk Investments LLC (the “Adviser”) is the investment adviser to the Company. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Company at an annual rate of 0.70% of the Company’s average daily net assets.

Other Service Providers –Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”) provides fund accounting, fund administration and compliance services to the Company. The fees related to these services are included in fund services fees within the Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex services agreement, the Company pays Apex customary fees for its services. Apex provides a Principal Financial Officer, as well as certain additional compliance support functions.

Foreside Fund Services, LLC provides a Chief Compliance Officer to the Company.

Other Transactions with Affiliates –On March 18, 2020, the Company received a payment from an affiliate in the amount of $46,743. This amount was paid in accordance with Section 16(b) of the Securities Exchange Act of 1934, as amended and is reflected as income on the Statement of Operations.

6. Exemptive order

The Company is a closed-end investment company and operates pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”) pursuant to Section 7(d) of the 1940 Act (the “Order”). The Order is conditioned upon, among other things, the Company complying with certain requirements relating to the custody of assets and settlement of securities transactions outside of the United States different than those required of other registered investment companies. These conditions make it more difficult for the Company to implement a flexible investment strategy and to fully achieve its desired portfolio diversification than if it were not subject to such requirements.

7. Retirement plans

The Company has recorded a liability for retirement benefits due to retired directors. The liability for these benefits at May 31, 2020 was $388,138. A director whose first election to the Board of Directors was prior to January 1, 2008 qualifies to receive retirement benefits if he has served the Company (and any of its predecessors) for at least twelve years prior to retirement. Directors first elected on or after January 1, 2008 are not eligible to participate in the plan.

8. Concentration risk

The Company invests at least 80% of its total assets in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals. The Company also invests a substantial portion of its assets in companies that are domiciled and/or have operations outside of the United States, including emerging market countries, such as South Africa. The Company is, therefore, subject to gold and precious metals-related risk

Notes to Financial Statements (continued)

Six months ended May 31, 2020

8. Concentration risk (continued)

as well as risk related to investing in foreign securities, including political, economic, regulatory, liquidity, currency fluctuation, and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the holding or mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

9. Indemnifications

In the ordinary course of business, the Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown.

10. Operating lease commitment

In June 2017, the Company entered into a three-year operating lease agreement, commencing March 1, 2018, in San Mateo, CA for approximately 2,500 square feet to be used as office space for its employees. The lease provides for future minimum rental payments in the aggregate amount of $149,631 as of May 31, 2020. The lease contains escalation clauses relating to the tenant’s share of insurance, operating expenses and tax expenses of the lessor.

Future minimum rental commitments under the lease are as follows:

05/31/2020 – 11/30/2020	$95,275
12/01/2020 – 02/28/2021	54,356
Total	$149,631

On June 5, 2019, the Company entered into a sublease agreement for the San Mateo office space. The Company received monthly sublease revenue of $11,308. The sublease agreement was terminated in March of 2020. For the six months ended May 31, 2020, the Company received $33,926 per this agreement, as presented on the accompanying Statement of Operations.

11. Share repurchase

The Company may from time to time purchase its common shares at a discount to NAV on the open market in such amounts and at such prices as the Company may deem advisable.

The Company had 19,289,905 shares outstanding as of May 31, 2020. There were no repurchases during the six months ended May 31, 2020.

12. Subsequent events

In accordance with U.S. GAAP provisions, management has evaluated the possibility of subsequent events existing in the Company’s financial statements through the date the financial statements were issued. The Company believes that there are no material events that would require disclosure.

Management is currently evaluating the recent introduction of the COVID-19 virus and its impact on the financial services industry and has concluded that while its reasonably possible that the virus could have a negative effect on the fair value of the Fund’s investments and results of operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Financial Highlights

	(Unaudited) Six months ended May 31,		Years ended November 30
Per share operating performance (1)	2020		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.82		$10.10	$12.66	$12.61	$8.33	$11.50
Net investment loss	(0.05)		(0.06)	(0.07)	(0.09)	(0.10)	(0.09)
Net realized gain (loss) from investments	0.50		0.09	(0.47)	(0.36)	(0.79)	0.13
Net realized gain (loss) from foreign currency transactions	(0.01)		(0.06)	0.01	0.01	(0.14)	(0.21)
Net increase (decrease) in unrealized appreciation on investments	3.63		4.77	(2.00)	0.53	5.35	(2.96)
Net unrealized loss on translation of assets and liabilities in foreign currency	0.00		0.00	0.00	0.00	0.00	0.00
Net increase (decrease) in net assets resulting from operations	4.07		4.74	(2.53)	0.09	4.32	(3.13)
Dividends
From net investment income	(0.01)		(0.02)	(0.03)	(0.04)	(0.04)	(0.04)
Net asset value, end of period	$18.88		$14.82	$10.10	$12.66	$12.61	$8.33
Market value per share, end of period	$15.30		$12.20	$8.66	$11.05	$10.81	$7.16

Total investment return
Based on market price (2)	25.49	%(3)	41.14%	(21.39)%	2.57%	51.50%	(33.02)%
Based on net asset value (4)	27.47	%(3)	47.01%	(19.97)%	0.74%	51.86%	(27.20)%

Ratio of average net assets
Expenses	1.13	%(5)	1.38%	1.35%	1.19%	1.26%	1.64%
Net investment loss	(0.69	)%(5)	(0.44)%	(0.63)%	(0.65)%	(0.79)%	(0.83)%

Supplemental data
Net assets, end of period (000 omitted)	$364,128		$285,879	$194,834	$244,202	$243,229	$160,744
Portfolio turnover rate	15	%(3)	45%	3%	9%	10%	10%
Shares outstanding (000 omitted)	19,290		19,290	19,290	19,290	19,290	19,290

(1)	Per share amounts from operations have been calculated using the average shares method.
(2)	Total investment return is calculated assuming a purchase of shares at the current market price at close the day before and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(3)	Not annualized.
(4)	Total investment return is calculated assuming a purchase of shares at the current net asset value at close the day before and a sale at the current net asset value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(5)	Annualized.

Certain Tax Information for U.S. Shareholders

The Company is a “passive foreign investment company” (“PFIC”) for U.S. federal income tax purposes. In view of this, U.S. investors holding common shares in taxable accounts are strongly urged to review the important tax information regarding the consequences of an investment in the common shares of the Company, which may be found at www.asaltd.com under “Investor Information | Taxpayer Information - PFIC”. Due to the complexity and potentially adverse effect of the applicable tax rules, U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations, and any additional informational filing requirements.

Dividend Reinvestment and Stock Purchase Plan

Computershare Trust Company, N.A. (“Computershare”) has been authorized by the Company to offer and administer the Computershare Investment Plan, a dividend reinvestment and stock purchase plan (“CIP”) to shareholders as well as new investors or non-shareholders. Shareholders and new investors may elect to participate in the CIP by signing an enrollment form or by going to www.computershare.com/investor and following the instructions. New investors or non-shareholders must include a minimum initial investment of at least $500. Computershare as agent will apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the CIP) and (ii) any optional cash purchases ($50 minimum, subject to an annual maximum of $250,000) received from such participant.

Computershare may combine CIP participant purchase requests with other purchase requests received from other CIP participants and may submit the combined purchase requests in bulk to Computershare’s broker as a single purchase order. Purchase requests may be combined, at Computershare’s discretion, according to one or more factors such as purchase type (e.g., dividend reinvestment, one-time ACH, check, etc.), request date, or request delivery method (e.g., online, regular mail, etc.). Computershare will submit bulk purchase orders to its broker as and when required under the terms of the CIP. Computershare’s broker may execute each bulk purchase order in one or more transactions over one or more days, depending on market conditions. Each participant whose purchase request is included in each bulk purchase order will receive the weighted average market price of all shares purchased by Computershare’s broker for such order. Any stock dividends or split shares distributed on shares held in the CIP will be credited to the participant’s account.

A one-time $10 enrollment fee to establish a new account for a new investor or non-shareholder will be deducted from the purchase amount. For each participant, each dividend reinvestment will entail a transaction fee of 5% of the amount reinvested, up to a maximum of $3 plus $0.03 per share purchased. Each optional cash purchase by check or one-time online bank debit will entail a transaction fee of $5 plus $0.03 per share purchased. If a participant has funds automatically deducted monthly from his or her savings or checking account, for each debit the transaction fee is $2.50 plus $0.03 per share purchased. Fees will be deducted from the purchase amount. Each batch order sale will entail a transaction fee of $15 plus $0.12 per share sold. Each market order sale will entail a transaction fee of $25 plus $0.12 per share sold. Fees are deducted from the proceeds derived from the sale. All per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. Additional fees are charged by Computershare for specific shareholder requests such as copies of account statements for prior years ($10 per year requested) and a returned check and ACH reject fee of $25.

Participation in the CIP may be terminated by a participant at any time by written, telephone or Internet instructions to Computershare. Upon termination, a participant will receive a certificate for the whole number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares. Dividends reinvested by a shareholder under the CIP will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain Tax Information for U.S. Shareholders” for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

To participate in the CIP, shareholders may not hold their shares in a “street name” brokerage account.

Additional information regarding the CIP may be obtained from Computershare, P.O. Box 505000, Louisville, KY 40233-5000. Information may also be obtained on the Internet at www.computershare.com/investor or by calling Computershare’s Telephone Response Center at (800) 317-4445 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy Notice

The Company is committed to protecting the financial privacy of its shareholders.

We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests of legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company employees, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards to protect the confidentiality of nonpublic personal information.

Results of the proposals presented at the annual general meeting of shareholders

The following votes were cast at the Annual General Meeting of Shareholders held on March 19, 2020:

Election of Directors

	For	Against	Abstain
Anthony Artabane	14,104,640	534,124	487,372
William Donovan	14,085,096	548,576	492,464
Bruce Hansen	13,725,522	924,289	476,324
Mary Joan Hoene	14,103,466	551,595	471,075

Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain
Tait, Weller & Baker LLP	14,549,729	269,145	307,262

Form N-PX/Proxy Voting

The company files a list of its proxy votes with the SEC for the period of July 1 - June 30 of each year on Form N-PX. The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve month period are available on the Company’s website at www.asaltd.com and on the SEC’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling (800) 432-3378.

Form N-PORT/Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Company’s Forms N-PORT also may be reviewed and copied at the Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings on Form N-PORT also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common Shares Repurchased

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Company is authorized to purchase its common shares in the open market if the discount to net asset value exceeds a certain threshold as determined by the Board of Directors from time to time. The Company may purchase its common shares in such amounts and at such prices as the Company may deem advisable. There can be no assurance that such action will reduce the discount. There were no repurchases during the six months ended May 31, 2020. The Company had 19,289,905 shares outstanding on May 31, 2020.

Other Information

Shareholder Services

ASA Gold and Precious Metals Limited

Three Canal Plaza, Suite 600

Portland, ME, U.S.A. 04101

(800) 432-3378

Registered Office

Canon’s Court

22 Victoria Street

Hamilton HM 12, Bermuda

Investment Adviser

Merk Investments LLC

San Francisco, CA, U.S.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Philadelphia, PA, U.S.A.

Counsel

Appleby, Hamilton, Bermuda

K&L Gates LLP, Washington, DC, U.S.A.

Custodian

JPMorgan Chase Bank, N.A.

New York, NY, U.S.A.

Fund Administrator

Apex Fund Services

Portland, ME, U.S.A.

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY, U.S.A. 40233-5000

(800) 317-4445

Website: www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valuation of net assets per share may be viewed on the Company’s website or may be requested from the Executive Office (800-432-3378). Shareholders are reminded to notify Computershare of any change of address.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that Bruce Hansen, Chairman of the registrant’s Audit and Ethics Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Hansen is “independent” as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of the report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under Securities Exchange Act of 1934 (the “Exchange Act”), of any common shares of the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated February 21, 2019.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Principal Executive Officer and the Principal Financial Officer, in their capacities as principal executive officer and principal financial officer of the registrant, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Registrant did not participate in securities lending activities during the six months ended May 31, 2019.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2)  The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)      The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto. These certifications are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant ASA Gold and Precious Metals Limited

By   /s/ Axel Merk
   Axel Merk, Principal Executive Officer

Date  7/16/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Axel Merk
   Axel Merk, Principal Executive Officer

Date  7/16/2020

By   /s/ Karen Shaw
   Karen Shaw, Principal Financial Officer

Date  7/16/2020